Exhibit 99.3

BAS CONSULTING INC.

UNAUDITED PRO FORMA COMBINED

FINANCIAL STATEMENTS

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CONTENTS

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1

Unaudited Pro Forma Combined Balance Sheets at September 30, 2005

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2

Unaudited Pro Forma Combined Statements of Operations for nine months ended September 30, 2005

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3

Notes to Unaudited Pro Forma Combined Financial Statements

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4

Unaudited Pro Forma Combined Balance Sheets at December 31, 2004

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5

Unaudited Pro Forma Combined Statements of Operations for year ended December 31, 2004

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6

Notes to Unaudited Pro Forma Combined Balance Sheets at December 31, 2004

PRO FORMA COMBINED FINANCIAL STATEMENTS

         The accompanying unaudited pro forma combined financial statements are based upon the historical condensed balance sheets and condensed statements of operations of BAS Consulting Inc. ("BAS" or the "Company") and Hangzhou Aida Pharmaceuticals Co., Ltd. and subsidiaries ("Aida"). The unaudited pro forma combined balance sheet has been prepared as if the acquisition occurred on September 30, 2005 and December 31, 2004.  The unaudited pro forma combined financial statements of operations for the year ended December 31, 2004 and for the nine months ended September 30, 2005 have been prepared as if the acquisition had occurred on January 1, 2004. The statements are based on accounting for the business combination as a reverse acquisition, whereby the Company will be the surviving corporate entity, but Aida is the accounting acquirer. As Aida is the accounting acquirer in a transaction accounted for as a purchase in accordance with generally accepted accounting principles, the purchase price has been allocated to the Company's assets and liabilities based upon preliminary estimates of their respective fair values. The pro forma information may not be indicative of the results that actually would have occurred if the merger had been in effect from and on the dates indicated or which may be obtained in the future.

BAS CONSULTING INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2005

	AIDA HISTORICAL		BAS HISTORICAL	PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED
CURRENT ASSETS
Cash and cash equivalents	$4,676,131		$-	$-		$4,676,131
Accounts receivable, net	8,255,852		-	-		8,255,852
Notes receivable	1,762,356		-	-		1,762,356
Inventories, net	4,586,974		-	-		4,586,974
Due from related parties	3,384,122		-	-		3,384,122
Other receivables and prepaid expenses	5,843,720		-	-		5,843,720
Due from employees	1,198,798		-	-		1,198,798
Prepayments for goods	768,749		-	-		768,749
Deferred taxes	14,475		-	-		14,475
Total current assets	30,491,177		-	-		30,491,177

Plant and equipment, net	11,565,472		-	-		11,565,472
Land use right, net	1,244,520		-	-		1,244,520
Construction in progress	1,808,010		-	-		1,808,010
Patents, net	115,083		-	-		115,083
Long term investments	223,605		-	-		223,605
Good will	1,728,798		-	-		1,728,798
Deferred taxes	205,364		-	-		205,364

TOTAL ASSETS	$47,382,029		$-	$-		$47,382,029

CURRENT LIABILITIES
Accounts payable	$3,421,952	$		$-		$3,421,952
Other payables and accrued liabilities	4,667,885			-		4,667,885
Accrued expense	1,558,951		49,000	-		1,607,951
Short term debt	12,635,937		6,000	-		12,641,937
Notes payable	5,567,993			-		5,567,993
Due to related parties	1,592,127			-		1,592,127
Amt due to employee	229,256			-		229,256
Taxes payable	244,965			-		244,965
Customer deposits	1,147,832			-		1,147,832
Deferred taxes	50,465			-		50,465
Total current liabilities	31,117,363		55,000	-		31,172,363

LONG-TERM LIABILITIES
Long-term bank loan	4,862,031		-	-		4,862,031
Deferred taxes	365,456		-	-		365,456
Minority interest	3,907,363		-	-		3,907,363
Total long-term liabilities	9,134,850		-	-		9,134,850

TOTAL LIABILITIES	40,252,213		55,000	-		40,307,213

SHAREHOLDERS’ EQUITY
Registered capital	3,443,323		10,454	(3,443,323)	(1)	10,454
Additional paid-in capital	-		45,239	3,347,630	(1)	3,392,869
Reserve fund	449,957		-			449,957
Retained earnings	3,098,354		(110,693)	95,693	(1)	3,083,354
Accumulated other comprehensive income	138,182		-			138,182

Total Shareholders’ Equity	7,129,816		(55,000)	-		7,074,816

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$47,382,029		$-	$-		$47,382,029

BAS CONSULTING INC.

UNAUDITED PRO FORMA COMBINED STATEMENT

OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

	AIDA HISTORICAL	BAS HISTORICAL	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED

REVENUES	$19,466,000	$-	$-	$19,466,000

COST OF GOODS SOLD	(7,635,739)	-	-	(7,635,739)

GROSS PROFIT	11,830,261	-	-	11,830,261

Research and development costs	(122,185)	-	-	(122,185)

Selling and distribution expenses	(6,001,127)	-	-	(6,001,127)

General and administrative expenses	(2,133,931)	(22,000)	-	(2,155,931)

INCOME FROM OPERATIONS	3,573,018	(22,000)	-	3,551,018

OTHER INCOME (EXPENSES)

Disposition of discontinued operation, net	221,249	-	-	221,249

Interest expense	(843,105)	-	-	(843,105)

Government grants	23,179	-	-	23,179

Forgiveness of debt	96,258	-	-	96,258

Other income/(expense), net	22,783	-	-	22,783

INCOME BEFORE INCOME TAXES	3,093,382	(22,000)	-	3,071,382

INCOME TAXES	(137,641)	-	-	(137,641)

INCOME BEFORE MINORITY INTEREST	2,955,741	(22,000)	-	2,933,741

MINORITY INTEREST	(1,075,590)	-	-	(1,075,590)

NET INCOME	1,880,151	(22,000)	-	1,858,151

FOREIGN CURRENCY TRANSLATION (LOSS) GAIN	138,038	-	-	138,038

COMPREHENSIVE INCOME	$2,018,189	$(22,000)	$-	$1,996,189

BAS CONSULTING INC.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(1)

To eliminate the equity of the acquiree and goodwill is calculated based on the acquisition consideration less the net asset value of the acquiree.

BAS CONSULTING INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2004

	AIDA HISTORICAL		BAS HISTORICAL		PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED
CURRENT ASSETS
Cash and cash equivalents	$2,856,569		$-		$-		$2,856,569
Restricted cash	258,805		-		-		258,805
Accounts receivable, net	6,122,787		-		-		6,122,787
Notes receivable	1,726,545		-		-		1,726,545
Inventories, net	5,206,529		-		-		5,206,529
Due from related parties	610,452		-		-		610,452
Other receivables and prepaid expenses	966,712		-		-		966,712
Due from employees	739,385		-		-		739,385
Prepayments for goods	282,882		-		-		282,882
Deferred taxes	-		-		-		-
Total current assets	18,770,666		-		-		18,770,666

Plant and equipment, net	4,747,140		-		-		4,747,140
Land use right, net	591,620		-		-		591,620
Construction in progress	51,494		-		-		51,494
Patents, net	178,583		-		-		178,583
Long term investments	640,320		-		-		640,320
Due from related parties	25,745		-		-		25,745
Due from employees	26,286		-		-		26,286
Deferred taxes	214,938		-		-		214,938

TOTAL ASSETS	$25,246,792		$-		$-		$25,246,792

CURRENT LIABILITIES
Accounts payable	$1,148,299	$			$-		$1,148,299
Other payables and accrued liabilities	1,022,532				-		1,022,532
Accrued expense	-		33,000		-		33,000
Short term debt	8,625,868		-		-		8,625,868
Due to related parties	5,952,226		-		-		5,952,226
Taxes payable	26,104		-		-		26,104
Customer deposits	431,427		-		-		431,427
Deferred taxes	107,453		-		-		107,453
Total current liabilities	17,313,909		33,000		-		17,346,909

LONG-TERM LIABILITIES
Long-term bank loan	1,087,416		-		-		1,087,416
Deferred taxes	174,623		-		-		174,623
Minority interest	1,559,217		-		-		1,559,217
Total long-term liabilities	2,821,256		-		-		2,821,256

TOTAL LIABILITIES	20,135,165		33,000		-		20,168,165

SHAREHOLDERS’ EQUITY
Registered capital	3,443,323		10,454		(3,443,323)	(1)	10,454
Additional paid-in capital	-		45,239		3,354,630	(1)	3,399,869
Reserve fund	449,957		-				449,957
Retained earnings	1,218,203		(88,693)		88,693	(1)	1,218,203
Accumulated other comprehensive income	144						144

Total Shareholders’ Equity	5,111,627		(33,000)				5,078,627

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$25,246,792		$-	$			$25,246,792

BAS CONSULTING INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

	AIDA HISTORICAL	BAS HISTORICAL	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED

REVENUES	$18,237,796	$6,500	$-	$18,244,296

COST OF GOODS SOLD	(6,871,976)	-	-	(6,871,976)

GROSS PROFIT	11,365,820	6,500	-	11,372,320

Research and development costs	(263,081)	-	-	(263,081)

Selling and distribution expenses	(6,036,561)	-	-	(6,036,561)

General and administrative expenses	(2,076,523)	(69,193)	-	(2,145,716)

INCOME FROM OPERATIONS	2,989,655	(62,693)	-	2,926,962

OTHER INCOME (EXPENSES)

Interest expense	(505,059)	-	-	(505,059)

Other income/(expense), net	159,892	-	-	159,892

INCOME BEFORE INCOME TAXES	2,644,488	(62,693)	-	2,581,795

INCOME TAXES	(171,645)	-	-	(171,645)

INCOME BEFORE MINORITY INTEREST	2,472,843	(62,693)	-	2,410,150

MINORITY INTEREST	(837,903)	-	-	(837,903)

NET INCOME	1,634,940	(62,693)	-	1,572,247

FOREIGN CURRENCY TRANSLATION (LOSS) GAIN	(4)	-	-	(4)

COMPREHENSIVE INCOME	$1,634,936	$(62,693)	$-	$1,572,243

BAS CONSULTING INC.

NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT

 OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

(1)

To eliminate the equity of the acquiree and goodwill is calculated based on the acquisition consideration less the net asset value of the acquiree.

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